SCHEDULE 14C

                           (RULE 14C-101)

            INFORMATION REQUIRED IN INFORMATION STATEMENT

                      SCHEDULE 14C INFORMATION

   Information Statement Pursuant to Section 14(c) of the Securities

                        Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, For Use of the Commission Only

[   ] Definitive Information Statement (as permitted by Rule 14c-5(d)(2))


                 VACATION OWNERSHIP MARKETING, INC.

          (Name of Registrant as Specified in Its Charter)


          Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

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                      PRELIMINARY COPY

             VACATION OWNERSHIP MARKETING, INC.

                     444 Park Forest Way

                  Wellington, Florida 33414

                       (516)-798-4294

             Notice of Action by Written Consent

                            of a

          Majority of the Outstanding Common Shares

               taken on or about June 20, 2001

To the Shareholders of Vacation Ownership Marketing, Inc.:

Notice is hereby given that the holders of a majority of the outstanding shares of Vacation Ownership Marketing, Inc., a Florida corporation (the "Company"), have acted by written consent to approve the following resolutions:

    WHEREAS the Board of Directors of VACTION OWNERSHIP
    MARKETING, INC has determined that it is in the best interests of the Company to effectuate A
    REVERSE ONE FOR TWENTY (1:20) stock split of the issued and outstanding common stock of the Company,

    WHEREAS  the aggregate number of shares  which  the
    corporation  has  authority to  issue  consists  of
    15,000,000  shares of Common Stock having  a  $.001
    par value, and 1,000,000 shares of Preferred Stock having a $.001 par value;

    WHEREAS   the   Board  of  Directors  of   VACATION
    OWNERSHIP MARKETING, INC has determined that it  is
    in  the  best interests of the Company to  increase
    the   number  of  authorized  common  shares   from
    15,000,000   to  50,000,000  and  the   number   of
    authorized  preferred  shares  from  1,000,000   to
    10,000,000;

    WHEREAS  the Common and/or Preferred Stock  may  be
    issued for such consideration as may be fixed  from
    time  to  time  by the Board of Directors  and  the
    Board  of Directors may issue such shares of Common
    and/or Preferred Stock in one or more series,  with
    such  voting powers, designations, preferences  and
    rights    or    qualifications,   limitations    or
    restrictions thereof as shall be stated in the resolution(s), be it

    RESOLVED,  that  effective as soon  as  practicable
    from this date forward, the Officers of the Company
    shall  cause  a  reverse split of  one  for  twenty
    (1:20)  of  the  Company's Common Stock  and  shall
    cause   to  be  effectuated  an  increase  in   the
    Company's authorized Common and Preferred Stock as above.


    IN WITNESS THEREOF, I have executed my signature as
    Secretary  of  the Corporation this  20th   day  of
    June, 2001.


    Only  shareholders  of  record  at  the  close   of
    business on June 30, 2001 are being given Notice of the Action by Written Consent. The Company is not soliciting proxies.

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    By Order of the Board of Directors

    /s/Peter J. Porath
       Chairman

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              WE ARE NOT ASKING YOU FOR A PROXY

                             AND

          YOU ARE REQUESTED NOT TO SEND US A PROXY.

             VACATION OWNERSHIP MARKETING, INC.

                     444 Park Forest Way

                  Wellington, Florida 33414

                       (516)-798-4294

                    INFORMATION STATEMENT

        ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

    This  Information  Statement is  furnished  to  all
    holders  of shares of Vacation Ownership Marketing,
    Inc.,  a  Delaware corporation (the "Company"),  in
    connection  with  the action by the  holders  of  a
    majority  of  the Company's issued and  outstanding
    shares  to  ratify  and approve an  amendment  (the
    "Amendment")   to  the  Company's  Certificate   of
    Incorporation  to effect a one for  twenty  reverse
    split   of   the  Company's  common   stock.   This
    Information Statement is first being mailed to shareholders on or about July __, 2001.

    Only  shareholders  of  record  at  the  close   of
    business  on June 30, 2001, are entitled to  notice
    of  the action taken. There will be no vote by  the
    shareholders  of  the  Company  on  the   Amendment
    because the Amendment has already been approved  by
    the written consent of the holders of a majority of
    the  shares  of the Company as allowed  by  Section
    of the Delaware General Corporation Law. At May 31,
    2001,   the   Company  had  outstanding  15,000,000
    shares,  $0.001  par  value,  each  of  which   was
    entitled to one vote.

    The reasons for the ratification and approval of the Amendment are described in more detail in this Information Statement.

         RATIFICATION OF AMENDMENT TO CERTIFICATE OF
                        INCORPORATION

    By  a resolution dated June 20, 2001, the Company's
    board  of directors approved a resolution to effect
    a one for twenty reverse split (1:20) (the "Reverse
    Split")  of  the  Company's  common  stock  and  an
    increase in the number of authorized common  shares
    from  15,000,000 to 50,000,000 and  the  number  of
    authorized  preferred  shares  from  1,000,000   to
    10,000,000 . The entire text of the resolution is set forth below:

    WHEREAS the Board of Directors of VACTION OWNERSHIP
    MARKETING, INC has determined that it is in the best interests of the Company to effectuate A
    REVERSE ONE FOR TWENTY (1:20) stock split of the issued and outstanding common stock of the Company,

    WHEREAS  the aggregate number of shares  which  the
    corporation  has  authority to  issue  consists  of
    15,000,000  shares of Common Stock having  a  $.001
    par value, and 1,000,000 shares of Preferred Stock having a $.001 par value;

    WHEREAS   the   Board  of  Directors  of   VACATION
    OWNERSHIP MARKETING, INC has determined that it  is
    in  the  best interests of the Company to  increase
    the   number  of  authorized  common  shares   from
    15,000,000   to  50,000,000  and  the   number   of
    authorized  preferred  shares  from  1,000,000   to
    10,000,000

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    WHEREAS  the Common and/or Preferred Stock  may  be
    issued for such consideration as may be fixed  from
    time  to  time  by the Board of Directors  and  the
    Board  of Directors may issue such shares of Common
    and/or Preferred Stock in one or more series,  with
    such  voting powers, designations, preferences  and
    rights    or    qualifications,   limitations    or
    restrictions thereof as shall be stated in the resolution(s), be it

    RESOLVED,  that  effective as soon  as  practicable
    from this date forward, the Officers of the Company
    shall  cause  a  reverse split of  one  for  twenty
    (1:20)  of  the  Company's Common Stock  and  shall
    cause   to  be  effectuated  an  increase  in   the
    Company's authorized Common and Preferred Stock as above.

    IN WITNESS THEREOF, I have executed my signature as
    Secretary  of  the Corporation this  20th   day  of
    June, 2001.

No vote of holders of outstanding shares of the Company, other than those shareholders who have already approved the action, is necessary for approval of the Amendment. It is anticipated that the Amendment will be filed of record on the tenth (10th) Business day after this Information Statement is first mailed to shareholders. Shareholders of the Company will have no dissenters' or appraisal rights with respect to the Amendment.

SECURITY   OWNERSHIP  OF  CERTAIN  BENEFICIAL   OWNERS   AND
MANAGEMENT

The following table sets forth certain information, as of May 31, 2001, with respect to the beneficial ownership of the Company's Common Stock by (i) all directors of the Company (ii) each executive officer of the Company named in the Summary Compensation Table and (iii) all directors and executive officers of the Company as a group.

Name and Address of                     Amount and Nature    Percent
Beneficial Owner                        of Beneficial        of Class
                                        Ownership            (1)
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Global Eco-Logical Services, Inc.       22,500,000           53.5%
3 Broad Street
Suite 300
Charleston, South Carolina 29401

A. Leon Blaser, Ph.D                    0                    0%
C/o Vacation Ownership
Marketing, Inc.
6130 S. Memorial Dr.
Tulsa, Florida 74133

Gary Mays                               0                    0%
C/o Vacation Ownership Marketing, Inc.
6130 S. Memorial Dr.
Tulsa, Florida 74133

Cynthia Cox                             0                    0%
C/o Vacation Ownership Marketing, Inc.
6130 S. Memorial Dr.
Tulsa, Florida 74133

Curtis Swart                            115,000              0%
C/o Vacation Ownership Marketing, Inc.
6130 S. Memorial Dr.
Tulsa, Florida 74133

All Officers and Directors as a Group   115,000              0%

(1) Based upon 9,120,498 common shares issued and outstanding as of May 31,2001.

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